UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 18, 2010

First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302
(Address of principal executive offices)	(Zip Code)

(864) 948-9001
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Continued Listing Standard

On March 12, 2010, First National Bancshares, Inc., (the “Company”) the holding company for First National Bank of the South, received a letter from NASDAQ indicating that the Company is out of compliance with “Continued Listing Standards,” as set forth in Rule 5550(b) and relating to certain financial requirements.  First National intends to submit to NASDAQ a new plan to regain compliance with its continued listing requirements.

A copy of the news release announcing this matter and announcing that our independent registered public accounting firm’s audit report included a going concern qualification is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated March 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

By:	/s/ Kitty B. Payne
Name:	Kitty B. Payne
Title:	EVP/Chief Financial Officer

Dated:  March 18, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated March 18, 2010.